SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2001

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

    United States                  33-95714                      22-2716130
    United States                  33-99442-01                   22-2716130
    -------------                  -----------                 -------------
   (State or other                (Commission                 (I.R.S. Employer
   Jurisdiction of                File Number)               Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359

Item 5.  Other Events

          The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

          See separate index to exhibits.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                       ----------------------------------
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)

          Dated: April 16, 2001                     By:  David L. Gaines
                                                    Title:  Comptroller

                                INDEX TO EXHIBITS
  Exhibit
  Number                                       Exhibit
  ------                                       -------
   28.1    Series 1999-1 Monthly Servicing Certificate - March 31, 2001
   28.2    Monthly Series 1999-1 Certificateholders' Statement - March 31, 2001
   28.3    Series 1999-2 Monthly Servicing Certificate - March 31, 2001
   28.4    Monthly Series 1999-2 Certificateholders' Statement - March 31, 2001
   28.5    Series 2000-1 Monthly Servicing Certificate - March 31, 2001
   28.6    Monthly Series 2000-1 Certificateholders' Statement - March 31, 2001